UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2023

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 North Cedros Avenue, Suite B Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-8215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 8, 2023, eFFECTOR Therapeutics, Inc. (the “Company”) announced new positive interim data from dose escalation and Phase 2 expansion cohorts of a Phase 1/2 clinical study of zotatifin in patients with estrogen receptor positive (“ER+”) metastatic breast cancer (“mBC”). The data, reflecting a cutoff date of November 17, 2023, is being presented by Ezra Rosen, M.D., Ph.D., Medical Oncologist and Early Drug Development Specialist, Memorial Sloan Kettering Cancer Center, at the 2023 San Antonio Breast Cancer Symposium (SABCS®), held from December 5 – 9, 2023 in San Antonio, Texas.

In the cohort evaluating zotatifin in combination with fulvestrant and abemaciclib (“ZFA triplet”), patients with a median of four prior lines of therapy for metastatic disease received 0.07 mg/kg zotatifin dosed on Days 1 and 8 of 21-day cycles, combined with fulvestrant and abemaciclib. In this cohort, the mPFS was 7.4 months (95% confidence intervals 2.8 to non-estimable). As previously reported, five of 19 (26%) RECIST-evaluable patients had partial responses, including four confirmed and one unconfirmed. The ZFA triplet was generally well tolerated, with the large majority of zotatifin-related treatment-emergent adverse events (“TEAEs”) being Grade 1 or 2. The most common zotatifin-related TEAEs were nausea, vomiting and fatigue, all Grade 1 or 2. The most common Grade 3 or higher zotatifin-related TEAEs were anemia and blood creatinine phosphokinase increase, each in two of 20 (10%) patients. Four of 20 (20%) of patients discontinued treatment due to adverse events of any cause.

In the new dose escalation cohorts evaluating zotatifin and fulvestrant (“ZF doublet”), three patients were enrolled at each dose level of 0.1, 0.14 and 0.2 mg/kg zotatifin administered once every two weeks, combined with fulvestrant. The patients were heavily pretreated, with a median of four prior lines of treatment for metastatic disease. There were no dose-limiting toxicities (“DLTs”) or serious adverse events (“SAEs”) observed in these nine patients and enrollment is ongoing now at 0.28 mg/kg zotatifin combined with fulvestrant. There was one confirmed partial response in the 0.1 mg/kg cohort, two instances of stable disease in the 0.14 mg/kg cohort and one instance of stable disease in the 0.2 mg/kg cohort.

Based on the safety and tolerability of the ZF doublet, dose escalation has been reopened in the ZFA triplet, with enrollment ongoing at 0.1 mg/kg zotatifin dosed once every two weeks, combined with fulvestrant and abemaciclib. The Company expects to report additional data from dose escalation in the first half of 2024.

The Phase 1/2 trial is an open-label randomized dose-escalation and cohort-expansion study evaluating eIF4A inhibitor, zotatifin, in patients with advanced solid tumors. The primary objectives of part one of the trial are to evaluate the safety and tolerability of zotatifin as a monotherapy in patients with defined, advanced solid tumors, determine the recommended Phase 2 dose for zotatifin as a monotherapy and to evaluate the pharmacokinetics profile. In part two of the trial, the primary objective is to evaluate the preliminary antitumor activity of zotatifin as a monotherapy and as a combination therapy in patients with defined, advanced solid tumors.

Forward-Looking Statements

The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on our current beliefs and expectations and include, but are not limited to: the potential therapeutic benefits of zotatifin; and the future clinical development and data readouts of zotatifin and the timing thereof. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in our business, including, without limitation: interim results of a clinical trial are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and as more patient data becomes available, including the risk that unconfirmed responses may not ultimately result in confirmed responses to treatment after follow-up evaluations; potential delays in the commencement, enrollment and completion of clinical trials; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; the success of our clinical trials and preclinical studies for our product candidates is uncertain; we may use our capital resources sooner than expected and they may be insufficient to allow clinical trial readouts; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; our ability to obtain and maintain intellectual property protection for our product candidates; and other risks described in our prior filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: December 8, 2023	By:	/s/ Michael Byrnes
	Name:	Michael Byrnes
	Title:	Chief Financial Officer